EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Alion Science and Technology Corporation (the “Corporation”) on Form 10-K/A for the fiscal year ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bahman Atefi, Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.
Date: March 7, 2011

/s/ Bahman Atefi
Name:	Bahman Atefi
Title:	Chief Executive Officer